Supplement to the
Fidelity® Small Cap Growth K6 Fund
September 29, 2017
As Revised November 21, 2017
Summary Prospectus

Effective the close of business on February 2, 2018, new positions in Fidelity® Small Cap Growth K6 Fund (the fund) may no longer be opened. Shareholders of the fund on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of the fund on February 2, 2018, generally will not be allowed to buy shares of the fund except that new fund positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if the fund had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by February 2, 2018, 2) by participants in a 401(a) plan covered by a master record keeping services agreement between Fidelity and a national federation of employers that included the fund as a core investment option by February 2, 2018, and 3) by transition from Fidelity® Small Cap Growth Fund within employer-sponsored retirement plans. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted.

The following information supplements information found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Effective June 1, 2018, Jennifer Fo and Slava Kruzement-Prykhodko have been named interim co-managers of the fund while the fund’s portfolio manager, Patrick Venanzi, is on a leave of absence from the firm. Mr. Venanzi is expected to return on August 30, 2018. Accordingly, the following information will supplement the information for Mr. Venanzi beginning June 1, 2018.

Jennifer Fo (interim co-manager) and Slava Kruzement-Prykhodko (interim co-manager) have managed the fund since June 2018.

SCPK6-SUM-18-03 1.9887409.102	February 27, 2018